                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2007
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-5881                    20-1953457
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

  25 Enterprise Center, Suite 104, Middletown, Rhode Island          02842
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    (Address of principal executive offices)                    (zip code)

       Registrant's telephone number, including area code: (401) 848-6300
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing
            Rule or Standard; Transfer of Listing

      On July 20, 2007, BNS Holding, Inc. (the "Company") sent a letter to (i)
The Boston Stock Exchange ("BSE") in satisfaction of Rule 12d2-2(c)(2)(ii) of the Securities Exchange Act of 1934, as amended (the "Act"), and (ii) NASDAQ in satisfaction of Rule 10b-17 of the Act. The letter to the BSE informed the BSE of the Company's intention to cease the listing and trading of the Company's
Class A Common Stock, $0.01 par value per share (the "Common Stock"), and
Preferred Stock Purchase Rights on such exchange due to the Reverse/Forward
Stock Split as described below and the letter to NASDAQ advised NASDAQ as to the timing of the Reverse/Forward Stock Split.

      On August 1, 2007, the Company plans to file amendments to the Certificate of Incorporation of the Company, to be effective as of August 2, 2007, to effectuate a reverse stock split of its outstanding shares of Common Stock, whereby the Company will effect a 1-for-200 reverse stock split, such that stockholders of record owning fewer than 200 shares of Common Stock will have such shares cancelled and converted into the right to receive $13.62 for each share of Common Stock held prior to the reverse stock split, immediately followed by a 200-for-1 forward stock split (the "Reverse/Forward Stock Split").
As a result of the Reverse/Forward Stock Split, the Company will have less than
300 stockholders of record and will allow the Company to delist its shares of
Common Stock and Preferred Stock Purchase Rights from listing and trading on the
Exchanges.

      The amendment to effectuate the Reverse Stock Split was approved by the majority of the outstanding shares of Common Stock of the Company eligible to vote on July 19, 2007. On July 19, 2007, the Board of Directors of the Company
voted to set August 2, 2007 as the record/effective date of the Reverse/Forward
Stock Split.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BNS HOLDING, INC.

Dated: July 25, 2007
                                      By: /s/ Kenneth Kermes
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                                          Name:  Kenneth Kermes
                                          Title: President and
                                                 Chief Executive Officer